Exhibit 99.2

(b) Pro Forma Information

RODIN INCOME TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2022

(Unaudited)

	Historical September 30, 2022	Pro Forma Adjustments	Pro Forma September 30, 2022
Assets
Cash and cash equivalents	$2,515,341	$16,188,798	$18,704,139
Commercial mortgage loans, held for investment	8,100,000	(8,100,000)	—
Investment in real estate-related assets	8,100,000	(8,100,000)	—
Accrued interest receivable	42,997	(42,997)	—
Accrued preferred return receivable	45,000	(45,000)	—
Due from related party	39,963	—	39,963
Prepaid expenses and other assets	9,708	—	9,708
Total assets	$18,853,009	$(99,199)	$18,753,810
Liabilities and Equity
Liabilities
Loan participations sold	$—	$—	$—
Due to related party	208,121	(18,199)	189,922
Accounts payable and accrued expenses	200,545	—	200,545
Distributions payable	108,295	—	108,295
Accrued interest payable	—	—	—
Total liabilities	516,961	(18,199)	498,762
Stockholders' equity
Controlling interest
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, and 0 issued and outstanding at each September 30, 2022 and December 31, 2021	—	—	—
Class A common stock, $0.01 par value per share, 160,000,000 shares authorized, 408,487 and 411,979 issued and outstanding at September 30, 2022 and December 31, 2021, respectively	4,085	—	4,085
Class T common stock, $0.01 par value per share, 200,000,000 shares authorized, 200,441 and 209,708 issued and outstanding at September 30, 2022 and December 31, 2021, respectively	2,004	—	2,004
Class I common stock, $0.01 par value per share, 50,000,000 shares authorized, 175,771 and 175,771 issued and outstanding at September 30, 2022 and December 31, 2021, respectively	1,757	—	1,757
Additional paid-in capital	17,901,414	—	17,901,414
Retained earnings and cumulative distributions	340,913	(81,000)	259,913
Total controlling interest	18,250,173	(81,000)	18,169,173
Non-controlling interests in subsidiaries	85,875	—	85,875
Total stockholders' equity	18,336,048	(81,000)	18,255,048
Total liabilities and stockholders' equity	$18,853,009	$(99,199)	$18,753,810

RODIN INCOME TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022
(Unaudited)

	Historical September 30, 2022	Pro Forma Adjustments	Pro Forma September 30, 2022
Revenues:
Interest income	$921,925	$(562,380)	$359,545
Less: Interest income related to loan participations sold	(295,134)	295,134	—
Total interest income, net	626,791	(267,246)	359,545
Preferred return income	614,250	(614,250)	—
Total revenues	1,241,041	(881,496)	359,545
Operating expenses:
General and administrative expenses	101,849	(25,000)	76,849
Management fees	166,806	(120,426)	46,380
Total operating expenses	268,655	(145,426)	123,229
Net income (loss)	$972,386	$(736,070)	$236,316
Weighted average shares outstanding	791,165	791,165	791,165
Net income (loss) per common share - basic and diluted	$1.23	$(0.93)	$0.30

RODIN INCOME TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
(Unaudited)

	Historical December 31, 2021	Pro Forma Adjustments	Pro Forma December 31, 2021
Revenues:
Interest income	$1,766,451	$(744,842)	$1,021,609
Less: Interest income related to loan participations sold	(737,393)	737,393	—
Total interest income, net	1,029,058	(7,449)	1,021,609
Preferred return income	821,250	(821,250)	—
Total revenues	1,850,308	(828,699)	1,021,609
Operating expenses:
General and administrative expenses	101,612	—	101,612
Management fees	217,434	(97,361)	120,073
Total operating expenses	319,046	(97,361)	221,685
Net income (loss)	$1,531,262	$(731,338)	$799,924
Weighted average shares outstanding	805,182	805,182	805,182
Net income (loss) per common share - basic and diluted	$1.90	$(0.91)	$0.99

RODIN INCOME TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition described in Note 2. “Pro Forma Transaction” had occurred as of September 30, 2022. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company are presented for the nine months ended September 30, 2022 and for the year ended December 31, 2021 (“Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s Asset Assignment described in Note 2. “Pro Forma Transaction,” as if the disposition had occurred prior to the Pro Forma Period. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the respective Pro Forma Periods presented as filed with the Securities and Exchange Commission.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect, during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2. Pro Forma Transaction

The Asset Assignment described above in Item 2.01 represented the disposition of substantially all of the net assets of the Company included in the unaudited condensed consolidated balance sheet at September 30, 2022 and represented substantially all of the investment revenues and expenses from operations included in the Company’s unaudited condensed consolidated statements of operations in the Company’s condensed consolidated financial statements as filed with the Commission on Form 10-Q for the nine months and the quarterly period ended September 30, 2022 and substantially all of the results of operations on Form 10-K for the year ended December 31, 2021.

3. Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet represent adjustments needed in order to present the Company’s historical balance sheet as if the disposition had occurred as of September 30, 2022. Cash and cash equivalents has been increased to reflect the net cash proceeds received by the Company on the completed Asset Assignment. Retained earnings has been decreased to reflect the value at which the Delshah Preferred Equity Interest will be assigned at pursuant to the terms of the Asset Asignment. Other adjustments reflect the elimination of the net carrying value and satisfaction of related interest income accruals upon the completed assignment of the assets.

4. Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the unaudited pro forma condensed consolidated statements of operations represent adjustments needed to the Company’s historical results in order to remove the historical operating results for the Pro Forma Periods and present the financial statements as if the investments had been assigned prior to January 1, 2021. These amounts represent the elimination of the operations of the investments from the historical amounts included in operations for the nine months ended September 30, 2022 and for the year ended December 31, 2021 to reflect the assignment of the assets as if the disposition had occurred as of the first day of the first Pro Forma Period presented.